Exhibit 99.1

News Release

For immediate release:

Contact:	(Investors)	(Media)
	Wayne Wasechek	Anna Torma
	509.835.1521	509.835.1558

PotlatchDeltic Corporation Reports Second Quarter 2023 Results

SPOKANE, Wash., July 31, 2023 (BUSINESS WIRE) – PotlatchDeltic Corporation (Nasdaq: PCH) today reported net income of $22.3 million, or $0.28 per diluted share, on revenues of $246.1 million for the quarter ended June 30, 2023. Excluding after-tax special items consisting of gain on insurance recoveries and CatchMark merger-related expenses, adjusted net income was $5.2 million, or $0.06 per diluted share for the second quarter of 2023. Net income was $120.2 million, or $1.72 per diluted share, on revenues of $359.6 million for the quarter ended June 30, 2022. Excluding an after-tax gain on insurance recoveries, adjusted net income was $112.9 million, or $1.61 per diluted share for the second quarter of 2022.

Second Quarter 2023 Highlights

•
Generated Total Adjusted EBITDDA of $45.5 million and Total Adjusted EBITDDA margin of 18.5%
•
Completed stratification of acquired CatchMark timberlands identifying higher value opportunities
•
Repurchased 9,000 shares for $0.4 million, or $45 per share
•
Maintained strong liquidity position of $630 million as of June 30, 2023

“Our second quarter 2023 results reflect solid performance across all of our business segments while navigating through an uncertain macroeconomic environment,” said Eric Cremers, president and chief executive officer. “We are encouraged by recent favorable housing data and the upward trend in lumber prices. Looking further ahead, we remain positive on long-term housing-related fundamentals that drive demand in our business. We are well positioned with a strong balance sheet and a portfolio of high-quality assets to grow shareholder value under a disciplined and opportunistic capital allocation strategy," stated Mr. Cremers.

Financial Highlights

($ in millions, except per share data)	Q2 2023	Q1 2023	Q2 2022
Revenues	$246.1	$258.0	$359.6
Net income	$22.3	$16.3	$120.2
Weighted average shares outstanding, diluted (in thousands)	80,416	80,167	69,791
Net income per diluted share	$0.28	$0.20	$1.72

Adjusted Net Income	$5.2	$18.5	$112.9
Adjusted Net Income per diluted share	$0.06	$0.23	$1.61

Total Adjusted EBITDDA	$45.5	$57.7	$175.1
Dividends per share[1]	$0.45	$0.45	$0.44
Net cash from operations	$37.2	$39.1	$147.9
Cash and cash equivalents	$331.2	$325.6	$511.2

1 The regular dividend was increased 2.3% to $0.45 per quarter in Q4 2022.

Business Performance: Q2 2023 vs. Q1 2023

Timberlands

Second Quarter 2023 Highlights

•
Timberlands Adjusted EBITDDA decreased $17.2 million from Q1 2023
•
Northern harvest volumes decreased due to spring breakup
•
Northern sawlog prices increased 2% primarily due to seasonally lighter sawlogs
•
Southern harvest volumes were lower primarily due to wet conditions impacting operations
•
Southern sawlog prices were flat while pulpwood prices declined 5% on weaker demand
•
Forest management costs increased due to seasonally higher activities

($ in millions)	Q2 2023	Q1 2023	$ Change
Timberlands Revenues	$88.7	$115.2	$(26.5)

Timberlands Adjusted EBITDDA	$29.4	$46.6	$(17.2)

Wood Products

Second Quarter 2023 Highlights

•
Wood Products Adjusted EBITDDA increased $11.9 million from Q1 2023
•
Average lumber price increased 9% to $476 per MBF in Q2 2023
•
Per-unit log costs decreased on lower indexed pricing in Idaho and improved recoveries at our Southern sawmills
•
Lumber shipments increased 7%
•
Plywood shipments and price decreased due to lower demand

($ in millions)	Q2 2023	Q1 2023	$ Change
Wood Products Revenues	$167.7	$152.8	$14.9

Wood Products Adjusted EBITDDA	$11.9	$—	$11.9

Real Estate

Second Quarter 2023 Highlights

•
Real Estate Adjusted EBITDDA decreased $7.3 million from Q1 2023
•
Sold 941 acres of rural land at an average price of $4,859 / acre
•
Sold 42 residential lots at an average price of $107,126 / lot
•
Sold 6 commercial acres at an average price of $818,914 / acre

($ in millions)	Q2 2023	Q1 2023	$ Change
Real Estate Revenues	$17.0	$23.9	$(6.9)

Real Estate Adjusted EBITDDA	$12.2	$19.5	$(7.3)

Non-GAAP Measures

This press release includes certain non-GAAP financial measures, which management believes are useful to investors, securities analysts and other interested parties. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP.

Management uses Adjusted EBITDDA to evaluate the performance of the company. This is a non-GAAP measure that represents EBITDDA before certain items that impact comparison of the performance of our business either period-over-period or with other businesses.

Total Adjusted EBITDDA margin is calculated as Total Adjusted EBITDDA divided by revenues.

Adjusted Net Income and Adjusted Net Income Per Diluted Share are non-GAAP measures that represent GAAP net income and GAAP net income per diluted share before certain items that impact the ability of investors, securities analysts and other interested parties to compare the performance of our business, either period-over-period or with other businesses.

Reconciliations to GAAP are set forth in the accompanying schedules.

Conference Call Information

A live conference call and webcast will be held Tuesday, August 1, 2023, at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time). Investors may access the webcast at www.potlatchdeltic.com by clicking on the Investors link or by conference call at 1-888-510-2008 for U.S./Canada and 1-646-960-0306 for international callers. Participants will be asked to provide conference I.D. number 7281983. Supplemental materials that will be discussed during the call are available on the website.

A replay of the conference call will be available two hours following the call until August 8, 2023 by calling 1-800-770-2030 for U.S./Canada or 1-647-362-9199 for international callers. Callers must enter conference I.D. number 7281983 to access the replay.

About PotlatchDeltic

PotlatchDeltic (Nasdaq: PCH) is a leading Real Estate Investment Trust (REIT) that owns nearly 2.2 million acres of timberlands in Alabama, Arkansas, Georgia, Idaho, Louisiana. Mississippi and South Carolina. Through its taxable REIT subsidiary, the company also operates six sawmills, an industrial-grade plywood mill, a residential and commercial real estate development business and a rural timberland sales program. PotlatchDeltic, a leader in sustainable forest management, is committed to environmental and social responsibility and to responsible governance. More information can be found at www.potlatchdeltic.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, our expectations regarding the company’s revenues, costs and expenses; long-term housing market fundamentals and lumber prices; disciplined and opportunistic capital allocation strategy; and similar matters. Words such as “looking ahead,” and similar expressions are intended to identify such forward-looking statements. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about PotlatchDeltic. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond PotlatchDeltic’s control, such as changes in the U.S. housing market; changes in timberland values; changes in timber harvest levels on the company's lands; changes in timber prices; changes in policy regarding governmental timber sales; availability of logging contractors and shipping capacity; changes in the United States and international economies and effects on our customers and suppliers; changes in interest rates; credit availability and homebuyers’ ability to qualify for mortgages; availability of labor and developable land; changes in the level of construction and remodeling activity; changes in foreign demand; changes in tariffs, quotas and trade agreements involving wood products; currency fluctuation; changes in demand for our products and real estate; changes in production and production capacity in the forest products industry; competitive pricing pressures for our products; unanticipated manufacturing disruptions; disruptions or inefficiencies in our supply chain and/or operations; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; fires at our facilities and on our timberland and other catastrophic events; restrictions on harvesting due to fire danger; changes in raw material, fuel and other costs; transportation disruptions; share price; the successful execution of the company’s strategic plans; and the other factors described in PotlatchDeltic’s Annual Report on Form 10-K and in the company’s other filings with the SEC. PotlatchDeltic assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

PotlatchDeltic Corporation

Condensed Consolidated Statements of Operations

Unaudited

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
(in thousands, except per share amounts)	2023	2023	2022	2023	2022
Revenues	$246,101	$257,962	$359,597	$504,063	$770,947
Costs and expenses:
Cost of goods sold	215,063	224,350	191,334	439,413	371,181
Selling, general and administrative expenses	17,585	18,230	20,412	35,815	36,706
CatchMark merger-related expenses	244	2,209	—	2,453	—
Gain on fire damage	(23,110)	—	(9,868)	(23,110)	(9,592)
	209,782	244,789	201,878	454,571	398,295
Operating income	36,319	13,173	157,719	49,492	372,652
Interest expense, net	(7,613)	(199)	(7,419)	(7,812)	(10,313)
Pension settlement charge	—	—	—	—	(14,165)
Non-operating pension and other postretirement employee benefit costs	(229)	(228)	(1,809)	(457)	(3,738)
Other	258	10	—	268	—
Income before income taxes	28,735	12,756	148,491	41,491	344,436
Income taxes	(6,429)	3,504	(28,269)	(2,925)	(60,334)
Net income	$22,306	$16,260	$120,222	$38,566	$284,102

Net income per share:
Basic	$0.28	$0.20	$1.73	$0.48	$4.09
Diluted	$0.28	$0.20	$1.72	$0.48	$4.07
Dividends per share	$0.45	$0.45	$0.44	$0.90	$0.88
Weighted-average shares outstanding:
Basic	80,145	80,027	69,580	80,087	69,502
Diluted	80,416	80,167	69,791	80,297	69,731

PotlatchDeltic Corporation

Condensed Consolidated Balance Sheets

Unaudited

(in thousands, except per share amounts)	June 30, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$331,225	$343,809
Customer receivables, net	32,903	22,813
Inventories, net	70,663	67,958
Other current assets	57,877	36,955
Total current assets	492,668	471,535
Property, plant and equipment, net	306,978	318,184
Investment in real estate held for development and sale	55,059	55,490
Timber and timberlands, net	2,476,054	2,508,372
Intangible assets, net	16,530	17,420
Other long-term assets	175,062	179,554
Total assets	$3,522,351	$3,550,555

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$96,093	$94,861
Current portion of long-term debt	39,990	39,979
Current portion of pension and other postretirement employee benefits	4,926	4,926
Total current liabilities	141,009	139,766
Long-term debt	993,275	992,701
Pension and other postretirement employee benefits	78,666	77,396
Deferred tax liabilities, net	39,624	41,790
Other long-term obligations	36,608	35,749
Total liabilities	1,289,182	1,287,402
Commitments and contingencies
Stockholders' equity:
Common stock, $1 par value, 200,000 and 100,000 shares authorized, and 79,911 and 79,683 shares issued and outstanding	79,911	79,683
Additional paid-in capital	2,298,593	2,294,797
Accumulated deficit	(242,896)	(208,979)
Accumulated other comprehensive income	97,561	97,652
Total stockholders’ equity	2,233,169	2,263,153
Total liabilities and stockholders' equity	$3,522,351	$3,550,555

PotlatchDeltic Corporation

Condensed Consolidated Statements of Cash Flows

Unaudited

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$22,306	$16,260	$120,222	$38,566	$284,102
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	27,496	32,173	20,379	59,669	40,253
Basis of real estate sold	4,884	10,631	7,325	15,515	18,179
Change in deferred taxes	(2,609)	394	34	(2,215)	(2,089)
Pension and other postretirement employee benefits	1,612	1,611	3,540	3,223	7,397
Pension settlement charge	—	—	—	—	14,165
Equity-based compensation expense	1,577	2,279	2,368	3,856	4,424
Gain on fire damage	(23,110)	—	(9,868)	(23,110)	(9,592)
Interest received under swaps with other-than-insignificant financing element	(6,313)	(5,454)	—	(11,767)	—
Other, net	1,911	1,945	(308)	3,856	(599)
Change in working capital and operating-related activities, net	2,871	(17,205)	(1,236)	(14,334)	19,972
Real estate development expenditures	(1,896)	(2,408)	(3,029)	(4,304)	(5,190)
Funding of pension and other postretirement employee benefits	(1,217)	(1,087)	(968)	(2,304)	(2,264)
Proceeds from insurance recoveries	9,706	—	9,428	9,706	9,428
Net cash from operating activities	37,218	39,139	147,887	76,357	378,186

CASH FLOWS FROM INVESTING ACTIVITIES
Property, plant and equipment additions	(5,880)	(4,255)	(24,211)	(10,135)	(36,777)
Timberlands reforestation and roads	(4,596)	(6,118)	(3,740)	(10,714)	(8,388)
Acquisition of timber and timberlands	(1,621)	—	(42,218)	(1,621)	(42,218)
Interest received under swaps with other-than-insignificant financing element	5,849	5,055	—	10,904	—
Other, net	242	422	(1,475)	664	(1,383)
Net cash from investing activities	(6,006)	(4,896)	(71,644)	(10,902)	(88,766)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to common stockholders	(35,958)	(35,962)	(30,524)	(71,920)	(61,048)
Repurchase of common stock	(394)	—	(4,156)	(394)	(4,156)
Repayment of long-term debt	—	—	—	—	(3,000)
Other, net	(1,117)	(838)	(1,023)	(1,955)	(2,094)
Net cash from financing activities	(37,469)	(36,800)	(35,703)	(74,269)	(70,298)
Change in cash, cash equivalents and restricted cash	(6,257)	(2,557)	40,540	(8,814)	219,122
Cash, cash equivalents and restricted cash, beginning	343,034	345,591	475,354	345,591	296,772
Cash, cash equivalents and restricted cash, ending[1]	$336,777	$343,034	$515,894	$336,777	$515,894

1 Includes $5.6 million, $17.4 million and $4.7 million at June 30, 2023, March 31, 2023 and June 30, 2022, respectively, that were or are intended to be reinvested in timber and timberlands and classified as restricted cash in Other current and long-term assets in the Condensed Consolidated Balance Sheets.

PotlatchDeltic Corporation

Segment Information

Unaudited

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
(in thousands)	2023	2023	2022	2023	2022
Revenues
Timberlands	$88,617	$115,238	$105,486	$203,855	$229,143
Wood Products	167,669	152,795	266,633	320,464	562,375
Real Estate	17,064	23,863	26,736	40,927	60,801
	273,350	291,896	398,855	565,246	852,319
Intersegment Timberlands revenues	(27,243)	(33,934)	(39,258)	(61,177)	(81,372)
Other intersegment revenues	(6)	—	—	(6)	—
Consolidated revenues	$246,101	$257,962	$359,597	$504,063	$770,947

Adjusted EBITDDA[1]
Timberlands	$29,316	$46,639	$57,890	$75,955	$134,324
Wood Products	11,967	(31)	107,256	11,936	257,207
Real Estate	12,237	19,465	21,816	31,702	51,940
Corporate	(10,521)	(10,741)	(13,912)	(21,262)	(23,496)
Eliminations and adjustments	2,446	2,445	2,120	4,891	757
Total Adjusted EBITDDA	45,445	57,777	175,170	103,222	420,732
Interest expense, net[2]	(7,613)	(199)	(7,419)	(7,812)	(10,313)
Depreciation, depletion and amortization	(27,087)	(31,764)	(20,007)	(58,851)	(39,509)
Basis of real estate sold	(4,884)	(10,631)	(7,325)	(15,515)	(18,179)
CatchMark merger-related expenses	(244)	(2,209)	—	(2,453)	—
Gain on fire damage	23,110	—	9,868	23,110	9,592
Pension settlement charge	—	—	—	—	(14,165)
Non-operating pension and other postretirement employee benefits	(229)	(228)	(1,809)	(457)	(3,738)
(Loss) gain on disposal of fixed assets	(21)	—	13	(21)	16
Other	258	10	—	268	—
Income before income taxes	$28,735	$12,756	$148,491	$41,491	$344,436

Depreciation, depletion and amortization
Timberlands	$15,895	$20,461	$11,563	$36,356	$23,724
Wood Products	10,948	11,035	8,136	21,983	15,157
Real Estate	121	156	173	277	343
Corporate	123	112	135	235	285
	27,087	31,764	20,007	58,851	39,509
Bond discounts and deferred loan fees[2]	409	409	372	818	744
Total depreciation, depletion and amortization	$27,496	$32,173	$20,379	$59,669	$40,253

Basis of real estate sold
Real Estate	$4,887	$10,631	$7,328	$15,518	$18,188
Eliminations and adjustments	(3)	—	(3)	(3)	(9)
Total basis of real estate sold	$4,884	$10,631	$7,325	$15,515	$18,179

1 Management uses Adjusted EBITDDA to evaluate company and segment performance. See the reconciliation of Total Adjusted EBITDDA below.

2 Bond discounts and deferred loan fees are included in interest expense, net in the Condensed Consolidated Statements of Operations.

PotlatchDeltic Corporation

Reconciliations

Unaudited

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
(in thousands, except per share amount)	2023	2023	2022	2023	2022
Total Adjusted EBITDDA
Net income (GAAP)	$22,306	$16,260	$120,222	$38,566	$284,102
Interest expense, net	7,613	199	7,419	7,812	10,313
Income taxes	6,429	(3,504)	28,269	2,925	60,334
Depreciation, depletion and amortization	27,087	31,764	20,007	58,851	39,509
Basis of real estate sold	4,884	10,631	7,325	15,515	18,179
CatchMark merger-related expenses	244	2,209	—	2,453	—
Gain on fire damage	(23,110)	—	(9,868)	(23,110)	(9,592)
Pension settlement charge	—	—	—	—	14,165
Non-operating pension and other postretirement benefit costs	229	228	1,809	457	3,738
Loss (gain) on disposal of fixed assets	21	—	(13)	21	(16)
Other	(258)	(10)	—	(268)	—
Total Adjusted EBITDDA	$45,445	$57,777	$175,170	$103,222	$420,732

Adjusted Net Income
Net income (GAAP)	$22,306	$16,260	$120,222	$38,566	$284,102
Special items after tax:
CatchMark merger-related expenses	244	2,209	—	2,453	—
Gain on fire damage	(17,333)	—	(7,351)	(17,333)	(7,146)
Pension settlement charge	—	—	—	—	10,553
Adjusted Net Income	$5,217	$18,469	$112,871	$23,686	$287,509

Adjusted Net Income Per Diluted Share
Net income per diluted share (GAAP)	$0.28	$0.20	$1.72	$0.48	$4.07
Special items after tax:
CatchMark merger-related expenses	—	0.03	—	0.03	—
Gain on fire damage	(0.22)	—	(0.11)	(0.22)	(0.10)
Pension settlement charge	—	—	—	—	0.15
Adjusted Net Income Per Diluted Share	$0.06	$0.23	$1.61	$0.29	$4.12